                               5,550,000 Shares



                                 Vistana Inc.



                                 Common Stock



                            Underwriting Agreement

                            dated February __, 1997



Montgomery Securities
Smith Barney Inc.

                            Underwriting Agreement



                                                               February __, 1997


MONTGOMERY SECURITIES
SMITH BARNEY INC.
As Representatives of the several Underwriters
c/o MONTGOMERY SECURITIES
600 Montgomery Street
San Francisco, California  94111


Ladies and Gentlemen:

     Introductory. Vistana, Inc., a Florida corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule A (the "Underwriters") an aggregate of 4,625,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"); and the shareholders of the Company named in Schedule B (collectively, the "Selling Shareholders") severally propose to sell to the Underwriters an aggregate of 925,000 shares of Common Stock. The 4,625,000 shares of Common Stock to be sold by the Company and the 925,000 shares of Common Stock to be sold by the Selling Shareholders are collectively called the "Firm Common Shares." In addition, the Company and the Selling Shareholders propose to grant to the Underwriters an option to purchase up to an additional 832,500 shares of Common Stock as provided in Section 2. The additional 832,500 shares to be sold by the Company and the Selling Shareholders pursuant to such option are collectively called the "Optional Common Shares." The Firm Common Shares and, if and to the extent such option is exercised, the Optional Common Shares are collectively called the "Common Shares." Montgomery Securities and Smith Barney Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "Representatives") in connection with the offering (the "Offering") and sale of the Common Shares.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-19045), which contains a form of prospectus to be used in connection with the public offering and sale of the Common Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was declared effective by the Commission under the Securities Act of 1933 and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Securities Act, is called the "Registration Statement." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "Rule 462(b) Registration Statement", and from and after the date and time of filing of the Rule 462(b) Registration Statement the term "Registration Statement" shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first used by the Underwriters to confirm sales of the Common Shares, is called the "Prospectus"; provided, however, if the Company has, with the consent of Montgomery Securities, elected to rely upon Rule 434 under the Securities Act, the term "Prospectus" shall mean the Company's prospectus subject to completion (each, a "preliminary prospectus") dated February 10, 1997 (such preliminary prospectus is called the "Rule 434 preliminary prospectus"), together with the applicable term sheet (the "Term Sheet") prepared and filed by the Company with the Commission

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

under Rules 434 and 424(b) under the Securities Act and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a preliminary prospectus, the Prospectus or the Term Sheet, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     You have advised the Company and the Selling Shareholders that the Underwriters propose to make a public offering of their respective portions of the Common Shares on the effective date of the Registration Statement or as soon thereafter as in your judgment is advisable.

     On or prior to the First Closing Date (as defined below), the Company will complete a series of transactions described in the Prospectus under the caption "Corporate Background and The Formation Transactions" and elsewhere. For the purposes hereof, the term "Formation Transactions" includes:

     1. the transactions designed to transfer from the trusts named in Schedule C (collectively, the "Existing Shareholders") to the Company all of the outstanding capital stock and partnership interests owned by the Existing Shareholders in:

        (i) the several corporations (collectively, the "Affiliated Corporations") and several limited partnerships (collectively, the "Affiliated Partnerships," and together with the Affiliated Corporations, the "Affiliated Companies") which are directly or indirectly wholly-owned and controlled by the Existing Shareholders, and

        (ii) the two partnerships between one or more of the Affiliated Companies and unaffiliated third party partners (collectively, the "Related Partnerships")

  that own all of or a partnership interest in the resorts (including properties where resorts are under construction or where resorts are to be constructed) named in Schedule C (collectively, the "Resorts");

     3. the other transactions set forth in the Prospectus under the captions "Corporate Background and the Formation Transactions" and "Prior Income Tax Status and Planned Distributions" and any actions needed to effectuate such transactions.

     Following the consummation of the Formation Transactions and the Offering and assuming no sale of any Optional Common Shares, the Selling Shareholders will, in the aggregate, own approximately 70.5% of the outstanding common stock of the Company, which will be subject to Shareholders' Agreement (the "Shareholders' Agreement") by and among the Existing Shareholders.

     The Company and each of the Selling Shareholders hereby confirm their respective agreements with the Underwriters as follows:

     Section 1.  Representations and Warranties of the Company.

  A. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to each Underwriter as follows:

     (a) Compliance with Registration Requirements. The Registration Statement and any Rule 462(b) Registration Statement have been declared effective by the Commission under the Securities

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

  Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

     Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Common Shares. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all times prior to and including the First Closing Date and the Second Closing Date, if any, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all times prior to and including the First Closing Date and the Second Closing Date, if any, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representatives expressly for use therein. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

     (b) Offering Materials Furnished to Underwriters. The Company has delivered to the Representatives one complete manually signed copy of the Registration Statement and each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representatives have reasonably requested for each of the Underwriters.

     (c) Distribution of Offering Material By the Company. Neither the Company nor any of the Affiliated Companies nor any of the Related Partnerships has distributed or will distribute, prior to the later of the Second Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

     (d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law, and except as the enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (e) Authorization of the Common Shares. The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this

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

  Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable.

     (f) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Shareholders with respect to the Common Shares included in the Registration Statement, except for such rights as have been duly waived.

     (g) No Material Adverse Change. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Affiliated Companies and the Related Partnerships, considered as one entity, (any such change is called a "Material Adverse Change"); (ii) the Company, the Affiliated Companies and the Related Partnerships, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries, any Affiliated Entity or any Related Partnership with respect to any class of capital stock, shares, or interests, as applicable, or repurchase or redemption by the Company, any subsidiary or any Affiliated Company of any class of capital stock; (iv) there has not been any change in (1) the Common Stock (other than upon the sale of the Common Shares hereunder) of the Company, (2) the ownership interests in any of the Affiliated Companies or the Related Partnerships or (3) indebtedness material to the Company or any of the Affiliated Companies or the Related Partnerships (other than in the ordinary course of business); and (v) neither the Company, nor any of the Affiliated Companies nor any of the Related Partnerships has sustained any material loss or interference with its respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance.

     (h) Independent Accountants. KPMG Peat Marwick LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act.

     (i) Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus present fairly in all material respects the consolidated financial position of the Company and its Combined Affiliates as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The pro forma financial statements included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission as interpreted by the Commission in this transaction and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements. The supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Summary Combined Historical and Pro Forma Financial Information," "Selected Combined Historical Financial Information" and "Pro Forma Combined Financial Information" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement. The pro forma combined financial information of the Company and its subsidiaries and the related notes thereto included under the captions "Summary Combined Historical and Pro Forma Financial Information" and "Pro Forma Combined Financial Information" and elsewhere in the Prospectus and in the Registration Statement present fairly in all material respects the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

     (j) Formation and Active Status of the Company, the Affiliated Companies and the Related Partnerships. Each of the Company and the Affiliated Corporations has been duly incorporated and is validly existing as a corporation and the status of such corporation is active under the laws of the jurisdiction of its incorporation and it has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement; and no proceeding has been instituted or threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority. Each of the Related Partnerships has been duly formed and is validly existing as a partnership, in good standing under the laws of its jurisdiction of formation, with full power and authority (partnership and other) to own and lease its properties and conduct its respective businesses as described in the Prospectus; and no proceeding has been instituted or threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority. Each of the Company, each Affiliated Entity and each Related Partnership is, and after the consummation of the Formation Transactions will be, duly qualified as a foreign corporation or partnership, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change; and no proceeding has been instituted or threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such qualification and good standing. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, and after the consummation of Offering and the Formation Transactions will not own or control, directly or indirectly, any corporation, association or other entity other than the entities so set forth in the Registration Statement, including the subsidiaries listed in Exhibit 21 to the Registration Statement.

     (k) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants described in the Prospectus). The Common Stock (including the Common Shares) conforms in all material respects to the description thereof contained in the Prospectus. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. No further approval or authority of the shareholders or the Board of

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

  Directors of the Company is required for the issuance and sale of the Common Shares as contemplated herein. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Prospectus. The issued and outstanding partnership interests in each of the Property Partnerships have been validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto, neither the Company, the Affiliated Companies, nor any of the Related Partnerships has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase these securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, partnership interests or limited liability company interests, as the case may be, or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (l) Stock Exchange Listing. The Common Shares have been approved for inclusion on the Nasdaq National Market, subject only to official notice of issuance.

     (m) Non-Contravention of Existing Instruments; Procurement of Consents; No Further Authorizations or Approvals Required. Neither the Company, nor any Affiliated Entity nor any Related Partnership is in violation of its articles of incorporation, by-laws, partnership agreement, certificate of partnership or other organization documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, deed of trust, agreement, license, permit, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company, any Affiliated Entity or any Related Partnership is a party or by which it or any of them may be bound including, without limitation, those listed in Schedule D, or to which any of the property or assets of the Company, any Affiliated Entity or any Related Partnership is subject (each, an "Existing Instrument," and collectively the "Existing Instruments"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's execution, delivery and performance of this Agreement and each Consolidation Agreement (as defined below) and the Company's consummation of the transactions contemplated hereby and by the Prospectus, including the Formation Transactions, (i) have been duly authorized by all necessary corporate action, (ii) will not result in any violation of the provisions of the articles of incorporation, by-laws, partnership agreement, certificate of partnership or other organization documents, as applicable, of the Company, any Affiliated Entity or any Related Partnership, (iii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Affiliated Entity, any Related Partnership or any Resort pursuant to any Existing Instrument and the Company has procured written consents to that effect from every party to any Existing Instrument who is authorized thereunder to declare or decide upon such conflicts, breaches, Defaults, Debt Triggering Events, liens, charges or encumbrances; (iv) will not otherwise require the consent of any party to any Existing Instrument, except such consents as have been obtained; and (v) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, any Affiliated Entity, any Related Partnership or any of the Resorts, including, without limitation, rules and regulations relating to "roll-up transactions" as such term is defined in Item 901(c) of Regulation S-K of the Commission. No consent, approval,

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

  authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, including the satisfaction of any requirements pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, including the Formation Transactions, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the National Association of Securities Dealers, Inc. (the "NASD"). As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

     (n) Material Agreements. Each of the agreements set forth herein, in the Prospectus or as exhibits to the Registration Statement in connection with the Offering and the Formation Transactions including, without limitation, those listed in Schedule E (each a "Consolidation Agreement" and collectively the "Consolidation Agreements"), has been, or prior to the consummation of the Offering and the Formation Transactions will be, duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding agreement of the parties thereto; and neither the Company, nor any of the Affiliated Companies, nor any of the Related Partnerships nor, to the best of the Company's knowledge, any other party is, or upon the consummation of the Offering and the Formation Transactions will be, in breach of or default under any Consolidation Agreement. The Company, each Affiliated Entity and each Related Partnership and, to the Company's knowledge, each other party to each Consolidation Agreement, has full legal right, power and authority to enter into each such agreement and to consummate the transactions contemplated therein.

     (o) No Material Actions or Proceedings. There is no legal or governmental action, suit or proceeding pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company, any of the Affiliated Companies or any of the Related Partnerships, now, or upon consummation of Offering and the Formation Transactions, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company, any of the Affiliated Companies or any of the Related Partnerships, including the Resorts, or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, any Affiliated Entity or any of the Related Partnerships and (B) any such actions, suits or proceedings, if so determined adversely, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, any of the Affiliated Companies or any of the Related Partnerships exists or, to the best of the Company's knowledge, is threatened or imminent.

     (p) General Compliance with All Laws. Neither the Company nor any of the Affiliated Companies or the Related Partnerships has been advised, or has reason to believe, that the Company or any of the Affiliated Companies or the Related Partnerships are not conducting, and after the consummation of the Offering and the Formation Transactions will not be conducting, their businesses in compliance with all applicable laws, rules and regulations of the jurisdictions in which any of them is, or upon the consummation of the Offering and the Formation Transactions will be, conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be in compliance would not cause a Material Adverse Change.

     (q) Compliance with All Laws Regulating Timeshare Business. Each of the Affiliated Companies and Related Partnerships is and, upon consummation of the Offering and the Formation Transactions, will be, in compliance with all federal, state, local and foreign laws and regulations regarding the marketing, offers to sell and sales of timeshare resorts, including but not limited to the Federal Trade Commission Act, Truth in Lending Act and Regulation Z, Equity Opportunity Credit Act and Regulation B, Interstate Land Sales Full Disclosure Act, Telephone Consumer Protection Act, Telemarketing and Consumer Fraud and Abuse Prevention Act, Fair Housing Act and Civil Rights Acts of 1964 and 1968, and all licensure, anti-fraud, telemarketing, price, gift, sweepstakes and labor laws to which it is or may become subject (collectively "Timeshare Laws"), except where failure to be in compliance would not cause a Material Adverse Change. Each of the Affiliated Companies and the Related Partnerships has filed and, upon consummation of the Offering and the Formation Transactions, will file, all required documents and supporting information in compliance with federal, state, local and foreign laws and regulations, except where failure to be in compliance would not cause a Material Adverse Change.

     (r) Intellectual Property Rights. Upon consummation of the Offering and the Formation Transactions, the Company, the Affiliated Companies and the Related Partnerships will own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights including, without limitation, rights to the names "Vistana Resort," "Vistana's Beach Club," "Oak Plantation Villas by Vistana," "Vistana Resort at World Golf Village," and "PGA Vacation Resort by Vistana" (subject to entering into a binding agreement respecting such name) (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Company, any Affiliated Entity or any Related Partnership has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

     (s) All Necessary Permits, etc. The Company and each Affiliated Entity and Related Partnership possess such valid and current certificates, authorizations or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies as are necessary to conduct their respective businesses as presently conducted, except where failure to possess such certificates, authorizations or permits, singly or in the aggregate, could result in a Material Adverse Change.; and neither the Company, any Affiliated Entity nor any Related Partnership has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (t) Title to Properties. The Company, each of the Affiliated Companies and each of the Related Partnerships has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(A)(i) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except those reflected in the financial statements or elsewhere in the Prospectus and except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such Affiliated Entity or Related Partnership. The real property, improvements, equipment and personal property held under lease by the Company, the Affiliated Companies and the Related Partnerships are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by such entities. Upon the consummation of the Formation Transactions and subject to the prior sale of vacation ownership interests at the Resorts, the Related Partnerships or Affiliated Companies, as applicable, will have good and marketable title to all of the Resorts, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those reflected in the financial statements or elsewhere in the Prospectus, or
  (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such Resort by the Company or the Property Partnerships. Except as disclosed in the Prospectus, each of the Related Partnerships or Affiliated Companies, as applicable, owns or leases and, upon the consummation of the Formation Transactions, will own or lease, all such properties as are necessary to operate the its Resorts and its other business as now conducted.

     (u) Resort Mortgages. The mortgages and deeds of trust encumbering the Resorts are not convertible into equity securities of the Company or any subsidiary of the Company nor, upon the consummation of either the Offering or the Formation Transactions, will any lender hold a participating interest therein; such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any mortgage or deed of trust encumbering property that is not to be owned directly or indirectly by the Company; and neither the Offering nor the Formation Transactions shall cause an acceleration of the underlying indebtedness.

     (v) Tax Law Compliance. The Company and each of the Affiliated Companies and Related Partnerships have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(A)(i) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined. The Company does not have any knowledge of any tax deficiency which has been or might be, whether in connection with the consummation of the Offering, the Formation Transactions or otherwise, asserted or threatened which could cause a Material Adverse Change.

     (w) Company Not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment for the Common Shares and consummation of the Formation Transactions will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (x) Insurance. Upon consummation of the Offering and the Formation Transactions, each of the Company, the Affiliated Companies and the Related Partnerships will be insured by recognized, to the Company's knowledge financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, liability, property and casualty insurance policies in favor of the Company covering each of the Resorts and the real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company has no reason to believe that it, any Affiliated Entity or any Related Partnership will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. None of the Company, any Affiliated Entity or any Related Partnership has been denied any insurance coverage which it has sought or for which it has applied. Upon consummation of the Offering and the Formation Transactions, title insurance in favor of the applicable Related Partnership or Affiliated Entity will be in force with respect to each of the Resorts (other than "PGA Vacation Resort by Vistana").

     (y) No Price Stabilization or Manipulation. None of the Company, the Affiliated Companies or any of the Related Partnerships has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (z) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Prospectus which have not been described as required.

     (aa) No Unlawful Contributions or Other Payments. None of the Company, any of the Affiliated Companies, any of the Related Partnerships nor, to the best of the Company's knowledge, any employee or agent of the foregoing, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

     (bb) Company's Accounting System. Each of the Company, the Affiliated Companies and the Related Partnerships maintains a system of accounting controls designed to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
  (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) none of the Company, any of the Affiliated Companies nor any Related Partnership is or will be, as of the Closing Date and after giving effect to the Formation Transactions, as the case may be, in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials (as herein defined), chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, non-receipt of or noncompliance with any permits or other governmental authorizations required for the operation of the business of any of the foregoing entities under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has any of the foregoing entities received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that any of them is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. As used herein, "Hazardous Material" shall mean (a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

     (dd) No Material or Undisclosed Environmental Liability. There is no liability, alleged liability or potential liability (including, without limitation, liability, alleged liability or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties), of the Company, any of the Affiliated Companies or any of the Related Partnerships arising out of, based on or resulting from (a) the presence or release into the environment of any Material of Environmental Concern at any location, whether or not owned by the Company, any of the Affiliated Companies or any of the Related Partnerships or (b) any violation or alleged violation of any Environmental Law, which liability, alleged liability or potential liability is required to be disclosed in the Registration Statement, other than as disclosed therein, or which liability, alleged liability or potential liability, singly or in the aggregate, would, after consummation of the Formation Transactions, cause a Material Adverse Change.

     (ee) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company, the Affiliated Companies and the Related Partnerships, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

     (ff) No ERISA "Plan Assets." None of the assets of the Company, the Affiliated Companies or the Related Partnerships constitutes, nor will such assets, as of either the First or Second Closing Date, constitute "plan assets" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     (gg) ERISA Compliance. The Company, the Affiliated Companies, the Related Partnerships and any "employee benefit plan" (as defined under ERISA) established or maintained by any of the foregoing entities or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company, any Affiliated Entity or any Related Partnership, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company, any

  Affiliated Entity, any Related Partnership is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, any Affiliated Entity or any Related Partnership or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, any Affiliated Entity, any Related Partnership or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, any Affiliated Entity or any Related Partnership nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, any Affiliated Entity or any Related Partnership or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     (hh) Broker's or Finder's Fees. Except as described in the Prospectus, none of the Company nor any of the Affiliated Companies or the Related Partnerships has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as disclosed in the Registration Statement.

     (ii) Environmental Engineering Firm. No environmental engineering firm which prepared Phase I environmental assessment reports (or other similar reports) with respect to the Resorts as set forth in the Registration Statement was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Affiliated Companies or the Related Partnerships.

     (jj) No Labor Problems. No general labor problem exists or is imminent with respect to the employees of any of the Resorts, the Company, and each Affiliated Entity or any of the Related Partnerships.

     (kk) Adequate Personal Property. The personal property used and maintained as part of the Resorts is adequate to enable the Company to continue to conduct the operations of the Resorts in the manner in which such operations have normally been conducted by the Property Partnerships.

  Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

  B. Representations and Warranties of the Selling Shareholders. Each Selling Shareholder represents, warrants and covenants to each Underwriter as follows:

     (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (b) Execution and Enforceability of Custody Agreement, Power of Attorney and Other Agreements. Each of the (i) Custody Agreement signed by such Selling Shareholder and the Company, as custodian (the "Custodian"), relating to the deposit of the Common Shares to be sold by such Selling Shareholder (the "Custody Agreement"), (ii) Power of Attorney appointing certain individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "Attorney-in-Fact") to the extent set forth therein relating to the transactions contemplated hereby and by the Prospectus (the "Power of Attorney"), (iii) the Shareholder Agreement and (iv) the Indemnity Agreement (as hereinafter defined) of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     The execution, delivery and performance of this Agreement, the Custody Agreement, the Power of Attorney, the Shareholders' Agreement, the Indemnity Agreement, any Trust Agreement, as applicable, and the consummation of the transactions contemplated hereby and by the foregoing agreements will not result in a breach or violation by such Selling Shareholder of any of the terms or provisions of, or constitute a default by such Selling Shareholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Shareholder or any of its properties.

     (c) Trust Agreements. Each of the Selling Shareholders severally, and not jointly, makes the following representations and warranties respecting such Selling Shareholder and its affiliates (and no Selling Shareholder shall be deemed to make any representation respecting any of the other Selling Shareholders or its affiliates):

        (I) JGG Holdings Trust. The Irrevocable Trust Agreement creating the JGG Holdings Trust within which the shares of Common Stock to be beneficially owned by Ms. Jan Gellein are held (the "JGG Holdings Trust Agreement") (i) has been duly authorized, executed and delivered by all necessary parties, (ii) creates a valid and binding fiduciary relationship under the laws of the State of Florida, (iii) confers upon Raymond L. Gellein, Jr. (1) all requisite legal right, power and authority to sell such shares of Common Stock as contemplated by this Agreement, (2) all requisite legal right, power and authority to vote such shares in his sole discretion, which right, power and authority is subject to no time limits, and (3) all requisite legal right, power and authority to enter into this Agreement and the applicable Consolidation Agreements on behalf of the JGG Holdings Trust and the beneficiaries thereunder and to carry out the transactions contemplated hereby and thereby and (iv) is a valid and binding agreement enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Other than this Agreement, the applicable Power of Attorney and Custody Agreement, the Amended and Restated Subscription Agreement dated as of February 10, 1997 (the "Subscription Agreement"), the Registration Rights Agreement dated as of February 10, 1997 (the "Registration Rights Agreement"), the Shareholder Option Agreement dated as of February 10, 1997 (the "Shareholder Option Agreement") and the Shareholders' Agreement, there are no agreements relating to the Common Stock held under the JGG Holdings Trust Agreement or to any Common Stock owned (beneficially or otherwise) by Jan Gellein or control thereof or otherwise related to such Common Stock.

     (II) Raymond L. Gellein, Jr. Revocable Trust. The Revocable Trust Agreement creating the Raymond L. Gellein, Jr. Revocable Trust within which shares of Common Stock to be beneficially owned by Mr. Raymond L. Gellein, Jr. are held (the "Gellein Trust Agreement") (i) has been duly authorized, executed and delivered by all necessary parties, (ii) creates a valid and binding fiduciary relationship under the laws of the State of Florida, (iii) confers upon Raymond L. Gellein, Jr. (1) all requisite legal right, power and authority to sell such shares of Common Stock as contemplated by this Agreement, (2) all requisite legal right, power and authority to vote such shares in his sole discretion, which right, power and authority is subject to no time limits, and (3) all requisite legal right, power and authority to enter into this Agreement and the applicable Consolidation Agreements on behalf of the Raymond L. Gellein, Jr. Revocable Trust and the beneficiaries thereunder and to carry out the transactions contemplated hereby and thereby and (iv) is a valid and binding agreement enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Other than the Gellein Trust Agreement, the Gellein Grantor Trust Agreement (as defined below), this Agreement, the applicable Lock-Up, Power of Attorney and Custody Agreements, the Subscription Agreement, the Registration Rights Agreement, the Shareholder Option Agreement and the Shareholders' Agreement, there are no agreements relating to the Common Stock held under the Gellein Trust Agreement or to any Common Stock owned (beneficially or otherwise) by Raymond L. Gellein, Jr. or control thereof or otherwise related to such Common Stock.

        (III) Jeffrey A. Adler Revocable Trust. The Revocable Trust Agreement creating the Jeffrey A. Adler Revocable Trust within which the shares of Common Stock to be beneficially owned by Mr. Jeffrey A. Adler are held (the "Adler Trust Agreement") (i) has been duly authorized, executed and delivered by all necessary parties, (ii) creates a valid and binding fiduciary relationship under the laws of the State of Florida, (iii) confers upon Jeffrey A. Adler (1) all requisite legal right, power and authority to sell such shares of Common Stock as contemplated by this Agreement, (2) all requisite legal right, power and authority to vote such shares in his sole discretion, which right, power and authority is subject to no time limits, and
  (3) all requisite legal right, power and authority to enter into this Agreement and the applicable Consolidation Agreements on behalf of the Jeffrey
  A. Adler Revocable Trust and the beneficiaries thereunder and to carry out the transactions contemplated hereby and thereby and (iv) is a valid and binding agreement enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Other than the Adler Trust Agreement, this Agreement, the applicable Lock-Up, Power of Attorney and Custody Agreements, the Subscription Agreement, the Registration Rights Agreement, the Shareholder Option Agreement and the Shareholders' Agreement, there are no agreements relating to the Common Stock held under the Adler Trust Agreement or to any Common Stock owned (beneficially or otherwise) by Jeffrey A. Adler or control thereof or otherwise related to such Common Stock. (The JGG Holdings Trust Agreement, the Gellein Trust Agreement and the Adler Trust Agreement are herein collectively referred to as the "Trust Agreements.")

        (IV) Other Trusts. Each other trust which is a party to the Subscription Agreement has been duly and validly formed and has all requisite legal right, power and authority to own shares of Common Stock.

     (d) Title to Common Shares to be Sold; All Authorizations Obtained. Such Selling Shareholder has, and on the First Closing Date and the Second Closing Date (as defined below) will have, good, valid and marketable title to all of the Common Shares which may be sold by such Selling

  Shareholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law, its Trust Agreement and its other organizational documents to enter into this Agreement and its Custody Agreement, the Power of Attorney, and the Shareholder Agreement, as applicable, to sell, transfer and deliver all of the Common Shares which may be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

     (e) Delivery of the Common Shares to be Sold. Delivery of the Common Shares which are sold by such Selling Shareholder pursuant to this Agreement will pass good, valid and marketable title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance, voting trust, or other claim or defect of title.

     (f) Non-Contravention; No Further Authorizations or Approvals Required.
  The execution and delivery by such Selling Shareholder of, the performance by such Selling Shareholder of its obligations under, and the consummation of the transactions contemplated under this Agreement, the Custody Agreement, the Power of Attorney, the Indemnity Agreement, and the Trust Agreements will not contravene or conflict with, result in a breach of, constitute a Default under, or require the consent of any other party to, the Trust Agreements or the articles of incorporation, by-laws, or other organizational documents of such Selling Shareholder or any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, including, without limitation, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any of its properties is bound, or any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

     (g) No Registration or Other Similar Rights. Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale".

     (h) No Further Consents, etc. No consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Common Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.

     (i) Disclosure Made by Such Selling Shareholder in the Prospectus; Compliance with Securities Act. All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in the Registration Statement and Prospectus is, and on the First Closing Date and the Second Closing Date will be, true, correct, and complete in all material respects, and does not, and on the First Closing Date and the Second Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such

  Selling Shareholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Shareholder's name in the Prospectus under the caption "Principal and Selling Shareholders" (both prior to and after giving effect to the sale of the Common Shares). To the best knowledge of each Selling Shareholder, each of the Preliminary Prospectus, the Prospectus and the Registration Statement has conformed in all material respects to the requirements of the Securities Act.

     (j) No Price Stabilization or Manipulation. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Common Shares.

     (k) Confirmation of Company Representations and Warranties. Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct, hereby reaffirms each of the representations and warranties of the Company set forth in Section 1(A), is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may cause a Material Adverse Change and is not prompted to sell shares of Common Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

  Any certificate signed by or on behalf of any Selling Shareholder and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by such Selling Shareholder to each Underwriter as to the matters covered thereby.

     Section 2.  Purchase, Sale and Delivery of the Common Shares.

     The Firm Common Shares. Upon the terms herein set forth, (i) the Company agrees to issue and sell to the several Underwriters an aggregate of 4,625,000 Firm Common Shares and (ii) the Selling Shareholders agree to sell to the several Underwriters an aggregate of 925,000 Firm Common Shares, each Selling Shareholder selling the number of Firm Common Shares set forth opposite such Selling Shareholder's name on Schedule B. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders the respective number of Firm Common Shares set forth opposite their names on Schedule A. The purchase price per Firm Common Share to be paid by the several Underwriters to the Company and the Selling Shareholders shall be $[___] per share.

     The First Closing Date. Delivery of certificates for the Firm Common Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Montgomery Securities, 600 Montgomery Street, San Francisco, California (or such other place as may be agreed to by the Company and the Representatives) at 6:00 a.m. San Francisco time, on the fourth full business day after the date of this Agreement, or such other time and date not later than 10:30 a.m. San Francisco time, upon 10 business days thereafter as the Representatives shall designate by notice to the Company (the time and date of such closing are called the "First Closing Date"). The Company and the Selling Shareholders hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Shareholders or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10.

     The Optional Common Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company and the Selling Shareholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 925,000 Optional Common Shares from the Company and the Selling Shareholders at the purchase price per share to be paid by the Underwriters for the Firm Common Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Common Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representatives to the Company and the Selling Shareholders, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Common Shares as to which the Underwriters are exercising the option,
(ii) the names and denominations in which the certificates for the Optional Common Shares are to be registered and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Common Shares and the Optional Common Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Optional Common Shares are to be purchased, (a) each Underwriter agrees, severally and not jointly, to purchase the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be purchased as the number of Firm Common Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Common Shares, (b) each Selling Shareholder shall have the right, severally and not jointly, to sell the number of Optional Common Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Optional Common Shares to be sold as the number of Optional Common Shares set forth in Schedule B opposite the name of such Selling Shareholder bears to the total number of Optional Common Shares, and (c) the Company agrees that in the event that the Selling Shareholders fail to tender the aggregate number of Optional Common Shares to be purchased pursuant to exercise of the option, the Company shall issue and sell the number of Optional Common Shares equal to the difference between the aggregate number of Optional Common Shares actually tendered by the Selling Shareholders and the number of Optional Common Shares to be purchased pursuant to exercise of the option. The Representatives may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Selling Shareholders. The Company and the Selling Shareholders shall have the right to allocate the Optional Common Shares to be sold by them in any manner.

     Public Offering of the Common Shares. The Representatives hereby advise the Company and the Selling Shareholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Common Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

     Payment for the Common Shares. Payment for the Common Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company provided such payment may be made directly to a title company acceptable to the Company to facilitate the repayment of any debt as described in "Use of Proceeds." Payment for the Common Shares to be sold by the Selling Shareholders shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

     It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Common Shares and any Optional Common Shares the Underwriters have agreed to purchase. Montgomery Securities, individually and not as the Representative of the Underwriters, may (but subject to Section 10 shall not otherwise be obligated to) make payment for any Common Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

     Each Selling Shareholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Common Shares to be sold by such Selling Shareholder to the several Underwriters, or otherwise in connection with the performance of such Selling Shareholder's obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement.

     Delivery of the Common Shares. The Company and the Selling Shareholders shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Firm Common Shares to be sold by them at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company and the Selling Shareholders shall also deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters, certificates for the Optional Common Shares the Underwriters have agreed to purchase from them at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Common Shares shall be in definitive form and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the Second Closing Date, as the case may be) and shall be made available for inspection on the business day preceding the First Closing Date (or the Second Closing Date, as the case may be) at a location in New York City as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date the Common Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.


     Section 3.  Additional Covenants.

  A. Covenants of the Company. The Company further covenants and agrees with each Underwriter as follows:

     (a) Representatives' Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement (including any registration statement filed under Rule 462(b) under the Securities Act) or the Prospectus, the Company shall furnish to the Representatives for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representatives reasonably object.

     (b) Securities Act Compliance. After the date of this Agreement, the Company shall promptly advise the Representatives in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which the Common Stock is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

     (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representatives or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with law, the Company agrees to promptly prepare (subject to Section 3(A)(a) hereof), file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

     (d) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representatives, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto as the Representatives may request.

     (e) Blue Sky Compliance. The Company shall cooperate with the Representatives and counsel for the Underwriters to qualify or register the Common Shares for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Common Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Common Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

     (f) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Common Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (g) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

     (h) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement (which need not be audited) covering the twelve-month period ending on the final day of the Company's first quarter that ends at least one year after "the effective date of the Registration Statement" (as defined in Rule 158(c) under the Securities Act) that satisfies the provisions of Section 11(a) of the Securities Act.

     (j) Periodic Reporting Obligations. During the Prospectus Delivery Period the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Securities Exchange Act of 1934 (the "Exchange Act"). Additionally, the Company shall file with the Commission all reports on Form SR as may be required under Rule 463 under the Securities Act.

     (k) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date of the Prospectus, the Company will not, without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of Montgomery Securities), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 180 day period without the prior written consent of Montgomery Securities (which consent may be withheld at the sole discretion of the Montgomery Securities).

     (l) Future Reports to the Representatives. During the period of five years hereafter the Company will furnish to the Representatives at 600 Montgomery Street, San Francisco, CA 94111 Attention: Mr. Jason Pedersen, and to O'Melveny & Myers LLP at the address set forth in Section 13 (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

     B.  Covenants of the Selling Shareholders.   Each Selling Shareholder
further covenants and agrees with each Underwriter:

     (a) Agreement Not to Offer or Sell Additional Securities. Such Selling Shareholder will not, without the prior written consent of Montgomery (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing (collectively for purposes of this paragraph, to "Sales"), for a period commencing on the date hereof and continuing through the close of trading on the date 365 days after the date of the Prospectus; provided, however that Sales pursuant to the Shareholder Option Agreement, Sales to family members in connection with any bona fide estate planning of a Selling Shareholder and transfers to or from any grantor retained annuity trusts shall be allowed without the prior written consent of Montgomery Securities provided such transferees shall be bound by this paragraph and shall agree not to make any Sales for the remainder of such 365 day period without such prior written consent of Montgomery Securities.

     (b) Delivery of Forms W-8 and W-9. To deliver to the Representatives prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States Person).

  Montgomery Securities, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Shareholder of any one or more of the foregoing covenants or extend the time for their performance.

     Section 4. Payment of Expenses. The Company and the Selling Shareholders, jointly and severally, agree to pay in such proportions as they may agree upon among themselves, all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incurred by or on behalf of the Company incident to the Company's issuance and delivery of the Common Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock,
(iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Common Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified pubic accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Common Shares for offer and sale under the Blue Sky laws, and, if requested by the Representatives, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Common Shares, (viii) the fees and expenses associated with listing the Common Shares on the Nasdaq National Market and (ix) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

     The Selling Shareholders further agree with each Underwriter to pay directly all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) fees and expenses of counsel and other advisors for such Selling Shareholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Common Shares to be sold by such Selling Shareholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 of this Agreement).

     This Section 4 shall not affect or modify any separate, valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Shareholders, on the other hand.

     Section 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Common Shares as provided herein on the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders set forth in Sections 1(A) and 1(B) hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Common Shares, as of the Second Closing Date as though then made, to the timely performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Accountants' Comfort Letter. On the date hereof, the Representatives shall have received from KPMG Peat Marwick LLP independent public or certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representatives shall have received an additional three
  (3) conformed copies of such accountants' letter for each of the several Underwriters).

     (b) Compliance with Registration Requirements; No Stop Order; No Objection from NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date:

        (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon Rule 434 under the Securities Act and obtained the

     Representatives' consent thereto, the Company shall have filed a Term Sheet with the Commission in the manner and within the time period required by such Rule 424(b);

        (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

        (iii) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

     (c) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Common Shares, the Second Closing Date in the judgment of the Representatives there shall not have occurred any Material Adverse Change.

     (d) Opinion of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Neal, Gerber & Eisenberg, counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A, which opinion may rely, as to matters of Florida corporate law, on the opinion of Dean, Mead, Egerton, Bloodworth, Capouano & Bozarth, P.A., as to matters of Florida law governing the vacation ownership industry, on the opinion of Baker & Hostetler LLP, and, as to matters of South Carolina law governing the vacation ownership industry, on the opinion of Kennedy Covington Lobdell & Hickman, L.L.P. (and the Representatives shall have received an additional five (5) conformed copies of such counsel's legal opinion for each of the several Underwriters). In addition, the Representatives shall have received an opinion of Weil, Gotshal & Manges respecting the rights, title and interest of the Company in and to the Intellectual Property Rights.

     (e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of O'Melveny & Myers LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to certain matters and the Representatives shall have received an additional five (5) conformed copies of such counsel's legal opinion for each of the several Underwriters.

     (f) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall have received a written certificate executed by the Chairman of the Board of the Company, the President of the Company and the Chief Operating Officer of the Company, dated as of such Closing Date, certifying as to such matters as the Representatives shall have reasonably requested, including, without limitation, certification to the effect set forth in subsections (b)(ii) and (c)(ii) of this Section 5, and further to the effect that:

        (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

        (ii) the representations, warranties and covenants of the Company set forth in Section 1(A) of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

        (iii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     (g) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date the Representatives shall have received from KPMG Peat Marwick LLP, independent public or certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be (and the Representatives shall have received one (1) additional conformed copy of such accountants' letter for each of the several Underwriters).

     (h) Opinion of Counsel for the Selling Shareholders. On each of the First Closing Date and the Second Closing Date the Representatives shall have received the favorable opinion of Neal, Gerber & Eisenberg, counsel for the Selling Shareholders, dated as of such Closing Date, the form of which is attached as Exhibit B (and the Representatives shall have received an additional five (5) conformed copies of such counsel's legal opinion for each of the several Underwriters).

     (i) Selling Shareholders' Certificate. On each of the First Closing Date and the Second Closing Date the Representatives shall received a written certificate executed by each Selling Shareholder, dated as of such Closing Date, to the effect that:

        (ii) the representations, warranties and covenants of such Selling Shareholder set forth in Section 1(B) of this Agreement are true and correct with the same force and effect as though expressly made by such Selling Shareholder on and as of such Closing Date; and

        (iii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

     (j) Selling Shareholders' Documents. On the date hereof, the Company and the Selling Shareholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Shareholders and such further information, certificates and documents as the Representatives may reasonably request.

     (k) Lock-Up Agreements from Certain Directors, Officers and Shareholders of the Company Other Than Selling Shareholders. On the date hereof, the Company shall have furnished to the Representatives an agreement in the form of Exhibit C hereto from each director, officer, certain other employees of the Company and each beneficial owner of Common Stock (as defined and determined according to Rule 13d-3 under the Exchange Act, except that a 365 day period shall be used rather than the sixty day period set forth therein) and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

     (l) Consummation of Formation Transactions. The Formation Transactions shall have been consummated or shall occur simultaneously with the closing of the purchase and sale of the Firm Common Shares.

     (m) Indemnity Agreement. The Company shall have received and delivered to the Representatives the indemnity agreement ("Indemnity Agreement") by and between the Company, and certain of the Selling Shareholders and executive officers pursuant to which the Selling Shareholders jointly and severally agree to indemnify and hold harmless the Company and the Underwriters against certain losses, claims, damages, liabilities or expenses, in a form acceptable to the Underwriters.

     (n) Resort-Related Documents. On or before the First Closing Date, the Company or the Property Partnerships, as applicable, shall have made available to you or your counsel with respect to each Resort, each of which has been received and approved prior to the date hereof:

        (i) Evidence satisfactory to the Underwriters that such Resort is owned by the applicable Property Partnership, subject to the prior sale of any vacation ownership interests at such Resort;

        (ii) Policies or certificates of insurance relating to the Resort evidencing coverages and in amounts customarily obtained by owners of similar Resorts;

        (iii) UCC, judgment and tax lien searches confirming that the personal property comprising a part of the Resort is subject to no liens other than as disclosed in the Prospectus;

        (iv) An engineering (structural) report from an engineer or engineers, together with Phase I environmental reports, each in a form satisfactory to you, respecting each Resort; and

        (v) If such Resort is subject to an existing mortgage that will be prepaid in whole or in part from the proceeds of the Offering (an "Existing Mortgage"), a letter dated not earlier than 10 days prior to the First Closing Date from the holder of such Existing Mortgage indicating that the mortgagor or grantor under such Existing Mortgage is not then in default and indicating the principal amount required to satisfy all amounts then secured by such Existing Mortgage and the additional amount required for each day after the date of such letter necessary to satisfy all obligations secured thereby, together with all documentation and consents necessary to permit the repayment of all amounts owed and, if applicable, the release of the Existing Mortgage.

     (o) Written Assurances under the Existing Instruments. On or before the First Closing Date, the Company shall have made available to you or your counsel the written consents referred to in Section 1(A)(m), clause (iii) (regarding, among other matters, the absence of any default under the Existing Instruments to be caused by the Formation Transactions).

     (p) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Common Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

  If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Selling Shareholders at any time on or prior to the First Closing Date and, with respect to the Optional Common Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     Section 6. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, Section 7, Section 11, or Section 17, or if the sale to the Underwriters of the Common Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Common Shares, including, but not limited to, fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.


     Section 7. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representatives of the effectiveness of the Registration Statement under the Securities Act.

     Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Sections 4 and 6 hereof, (b) any Underwriter to the Company or the Selling Shareholders, or (c) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.


     Section 8.  Indemnification.

     (a) Indemnification of the Underwriters. Each of the Company and each of the Selling Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein; or (iv) in whole or in part upon any failure of the Company or the Selling Shareholders to perform its respective obligations hereunder or under law; or (v) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above, provided that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct; and to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by Montgomery Securities) as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholders by the Representatives expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Common Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Common Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, that the liability of each Selling Shareholder under this Section 8(a) or otherwise for any claim covered by this Section 8(a) shall not exceed the net proceeds otherwise received by such Selling Shareholder pursuant to this Agreement. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Selling Shareholders may otherwise have.

     (b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, Selling Shareholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholders by the Representatives expressly for use therein; and to reimburse the Company, or any such director, officer, Selling Shareholder or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer, Selling Shareholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and each of the Selling Shareholders, hereby acknowledges that the only information that the Underwriters have furnished to the Company and the Selling Shareholders expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (A) as the first paragraph on the inside front cover page of the Prospectus concerning stabilization by the Underwriters and (B) in the table in the first paragraph, the second paragraph and the sixth paragraph under the caption "Underwriting" in the Prospectus; and the Underwriters confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Montgomery Securities in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     Section 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Common Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Common Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Common Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus (or, if Rule 434 under the Securities Act is used, the corresponding location on the Term Sheet) bear to the aggregate initial public offering price of the Common Shares as set forth on such cover. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Selling Shareholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

     Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Common Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

     Section 10. Default of One or More of the Several Underwriters. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Common Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Common Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Common Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Common Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase the Common Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Common Shares and the aggregate number of Common Shares with respect to which such default occurs exceeds 10% of the aggregate number of Common Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Common Shares are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 6, Section 8 and
Section 9 shall at all times be effective and shall survive such termination.
In any such case either the Representatives or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     Section 11. Termination of this Agreement. Prior to the First Closing Date, this Agreement maybe terminated by the Representatives by notice given to the Company and the Selling Shareholders if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq Stock Market or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Florida or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable to market the Common Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representatives and the Underwriters pursuant to Section 4 parts (vi) and (vii) and Section 6 hereof, (b) any Underwriter to the Company or the Selling Shareholders, or (c) of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

     Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its or their partners, officers or directors or any controlling person, or the Selling Shareholders, as the case may be, and will survive delivery of and payment for the Common Shares sold hereunder and any termination of this Agreement.

     Section 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

     Montgomery Securities
     600 Montgomery Street
     San Francisco, California 94111
     Facsimile:  (415) 249-5558
     Attention:  Richard A. Smith

     Smith Barney Inc.
     388 Greenwich Street, 33rd Floor
     New York, New York 10013
     Facsimile: (212) 816-8558
     Attention: Joseph J. Doyle
 with a copy to:

     Montgomery Securities
     600 Montgomery Street
     San Francisco, California 94111
     Facsimile:  (415) 249-5553
     Attention:  David A. Baylor, Esq.

     O'Melveny & Myers LLP
     Embarcadero Center West
     275 Battery Street
     San Francisco, California 94111
     Facsimile: (415) 984-8701
     Attention:  Peter T. Healy, Esq.

If to the Company and/or the Selling Shareholders:

     Vistana, Inc.
     8801 Vistana Centre Drive
     Orlando, Florida 32821
     Facsimile: (407) 239-3198
     Attn:  Raymond L. Gellein, Jr.

 with a copy to:

     Neal, Gerber & Eisenberg
     Two North LaSalle Street
     Suite 2200
     Chicago, Illinois 60602
     Facsimile: 312-269-1747
     Attention:  Marshall E. Eisenberg, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

     Section 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Common Shares as such from any of the Underwriters merely by reason of such purchase.

     Section 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     Section 16.

     (a) Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     (b) Consent to Jurisdiction.   Any legal suit, action or proceeding arising
out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

     (c) Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     Section 17. Failure of One or More of the Selling Shareholders to Sell and Deliver Common Shares. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Shareholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 4, 6, 8 and 9 hereof, the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Common Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the First Closing Date or the Second Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     Section 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                           Very truly yours,

                           VISTANA, INC.,
                           a Florida corporation



                             By:
                                 ---------------------------------
                                 Name:
                                 Title:


                           SELLING SHAREHOLDERS


                           JGG Holdings Trust


                             By:
                                 ---------------------------------
                                 Raymond L. Gellein, Jr.
                                 Trustee



                           Raymond L. Gellein, Jr. Revocable Trust


                             By:
                                 ---------------------------------
                                 Raymond L. Gellein, Jr.
                                 Trustee



                           Jeffrey A. Adler Revocable Trust


                             By:
                                 ---------------------------------
                                 Jeffrey A. Adler
                                 Trustee

     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives in San Francisco, California as of the date first above written.

MONTGOMERY SECURITIES
SMITH BARNEY INC.

Acting as Representatives of the
several Underwriters named in
the attached Schedule A.

BY: MONTGOMERY SECURITIES


  By:
      --------------------------
      Name:
      Title:

                                   SCHEDULE A

                                        Number of
                                        Firm Common
                                        Shares
Underwriter                             to be Purchased
-----------                             ---------------
Montgomery Securities ................  [________]
Smith Barney Inc. ....................  [________]
[___] ................................  [________]
[___] ................................  [________]
[___] ................................  [________]
                                        ---------
  Total                                 5,550,000
                                        =========

                                 Schedule A-1

                                   SCHEDULE B


                             Number of          Maximum
                             Firm               Number of
                             Common             Optional
                             Shares             Common Shares
Selling Shareholder          to be Sold         to be Sold
-------------------          ----------         ----------

Raymond L. Gellein, Jr.         231,250         208,125
Revocable Trust


Jeffrey A. Adler                462,500         416,250
Revocable Trust


JGG Holdings Trust              231,250         208,125
                                -------         -------


     Total:                     925,000         832,000
                                =======         =======

                                 Schedule B-1

                                   SCHEDULE C



                             Existing Shareholders
                             ---------------------


Name
----

1.   Raymond L. Gellein, Jr. Revocable Trust

2. Raymond L. Gellein, Jr. Retained Annuity Grantor Trust dated the 18th day of October 1996

3.   Matthew James Gellein Irrevocable Trust

4.   Brett Tyler Gellein Irrevocable Trust

5.   JGG Holdings Trust

6.   Jeffrey A. Adler Revocable Trust

7.   Janice G. Gellein Grantor Annuity Trust

8.   Catherine Male Gift Trust

9.   Cherie Doherty Gift Trust

10.  Susan Faetz Gift Trust

11.  Jeffrey A. Adler Grantor Annuity Trust #1

12.  Jeffrey A. Adler Grantor Annuity Trust #2

13.  ARA Trust

14.  DLA Trust


                                 Schedule C-1

                                  The Resorts
                                  -----------


Name                                        Location
----                                        --------

1.    Vistana Resort                        Orlando, Florida

2.    Vistana's Beach Club                  Hutchinson Island, Florida

3.    Oak Plantation Villas                 Kissimmee, Florida
        by Vistana

4.    Vistana Resort at                     St. Augustine, Florida
        World Golf Village

5.    PGA Vacation Resort by Vistana        St. Augustine, Florida

6.    Myrtle Beach Resort                   Myrtle Beach, South Carolina


                                 Schedule C-2

                                   SCHEDULE D


                          Certain Existing Instruments
                          ----------------------------


===============================================================================================
     TITLE                DATE      LENDER              BORROWER        AMOUNT
-----------------------------------------------------------------------------------------------
 1.  Loan and             10/13/93  NationsCredit       Vistana         Line of Credit with
     Security                       Commercial          Development,    maximum principal
     Agreement                      Corporation         Ltd.            amount not to
                                    f/k/a Greyrock                      exceed $21,043,723.
                                    Capital Group,                      Five Notes executed
                                    Inc. as successor                   totalling
                                    to US West                          $31,340,361.72.
                                    Financial
                                    Services, Inc.
-----------------------------------------------------------------------------------------------
 2.  Second Loan           4/28/95  NationsCredit       Vistana         Line of Credit with
     and Security                   Commercial          Development,    maximum principal
     Agreement                      Corporation         Ltd.            amount not to
                                    f/k/a Greyrock                      exceed $9,800,000.
                                    Capital Group,                      One promissory
                                    Inc.                                note executed for
                                                                        $9,425,954.34.
-----------------------------------------------------------------------------------------------
 3.  Loan Agreement        5/26/95  Stark &             Vistana         Line of credit with
                                    Greenwood           Development,    maximum principal
                                    Capital, an         Ltd.            amount not to
                                    Indiana Trust                       exceed $4,500,000.
-----------------------------------------------------------------------------------------------
 4.  Credit                3/30/95  First National      Vistana         $8,000,000.  One
     Agreement                      Bank of Boston      Development,    promissory note
                                    (agent)             Ltd.            executed for
                                                                        $7,221,000.
-----------------------------------------------------------------------------------------------
 5.  Credit                3/30/95  First National      Vistana         $14,000,000.
     Agreement                      Bank of Boston,     Development,
                                    Agent               Ltd.
-----------------------------------------------------------------------------------------------
 6.  Office Building       5/18/94  Finova Capital      Vistana         $ 5,250,000.
     Loan                           Corporation, a      Development,
                                    Delaware            Ltd.
                                    corporation
-----------------------------------------------------------------------------------------------

                                 Schedule D-1

===============================================================================================
     TITLE                DATE      LENDER              BORROWER        AMOUNT
-----------------------------------------------------------------------------------------------
 7.  Receivables          10/30/91  Finova Capital      Vistana         Sum of the
     Loan                           Corporation         Development     Receivables Loan,
                                    f/k/a Greyhound     Ltd.            the Product Loan
                                    Real Estate                         and the Term Loan
                                    Finance Company                     not to exceed
                                                                        $85,000,000.
-----------------------------------------------------------------------------------------------
 8.  Product Loan          6/21/94  Finova Capital      Vistana         Non-revolving line
     Agreement                      Corporation         Development,    of credit not to
                                    f/k/a Greyhound     Ltd.            exceed $7,000,000.
                                    Financial
                                    Corporation, a
                                    Delaware
                                    corporation
-----------------------------------------------------------------------------------------------
 9.  Term Loan             5/26/95  Finova Capital      Vistana         Three notes in the
     Agreement                      Corporation, a      Development,    aggregate amount
                                    Delaware            Ltd.            of $4,000,000.
                                    corporation
-----------------------------------------------------------------------------------------------
10.  Credit Facilities     6/25/96  Finova Capital      Oak             Three lines of
     and Security                   Corporation, a      Plantation      credit
     Agreement                      Delaware            Joint Venture   with the aggregate
                                    corporation                         amount not to
                                                                        exceed $40,000,000:
                                                                        (1) Term Loan --a
                                                                        non-revolving line
                                                                        of credit with
                                                                        maximum principal
                                                                        amount not to
                                                                        exceed $18,275,000.
                                                                        (2) Working Capital
                                                                        Loan--a non-
                                                                        revolving line of
                                                                        credit with
                                                                        maximum principal
                                                                        amount not to
                                                                        exceed $2,500,000.
                                                                        (3) Receivables
                                                                        Loan--a revolving
                                                                        line of credit with
                                                                        maximum principal
                                                                        amount not to
                                                                        exceed $25,000,000.
-----------------------------------------------------------------------------------------------

                                 Schedule D-2

===============================================================================================
     TITLE                DATE      LENDER              BORROWER        AMOUNT
-----------------------------------------------------------------------------------------------
11.  Acquisition and       7/24/96  Finvoa Capital      Vistana WGV,    Non-revolving line
     Construction                   Corporation, a      Ltd.            of Credit with
     Loan and                       Delaware                            maximum principal
     Security                       corporation                         amount not to
     Agreement                                                          exceed $18,600,000.
                                                                        Loan is divided into
                                                                        (1) an Acquisition
                                                                        Component
                                                                        Amount (not to
                                                                        exceed $3,000,000)
                                                                        and (2) a
                                                                        Construction
                                                                        Component
                                                                        Amount (not to
                                                                        exceed $15,600,000).
-----------------------------------------------------------------------------------------------
12.  Gift Shop Loan        12/9/93  First Union         Vistana         $1,080,000.
                                    National Bank of    Development
                                    Florida             Ltd.
-----------------------------------------------------------------------------------------------
13.  VDL Vehicle           9/24/96  First Union         Vistana         $81,500.
     Loan                           National Bank of    Development,
                                    Florida             Ltd.
-----------------------------------------------------------------------------------------------
14.  Warehouse              8/5/94  First Union         Vistana         Revolving line of
     Loan and                       National Bank of    Development,    credit with
     Security                       Florida             Ltd.            maximum principal
     Agreement                                                          amount not to
                                                                        exceed $5,000,000
-----------------------------------------------------------------------------------------------
15.  General Store          9/8/95  First Union         Vistana         Combination
     Loan                           National Bank of    Management,     Construction and
                                    Florida             Ltd.            Term Loan not to
                                                                        exceed the lesser of
                                                                        (1) 80% of Lender
                                                                        approved appraised
                                                                        market value or (2)
                                                                        $1,100,000.
-----------------------------------------------------------------------------------------------
16.  Equipment Loan        8/30/96  First Union         Vistana         Non-revolving line
                                    National Bank of    Management,     of credit with
                                    Florida             Ltd.            maximum principal
                                                                        amount not to
                                                                        exceed $750,000.
                                                                        After September 15,
                                                                        1997, any
                                                                        outstanding
                                                                        advances are
                                                                        converted into a
                                                                        term loan.
-----------------------------------------------------------------------------------------------

                                 Schedule D-3

===============================================================================================
     TITLE                DATE      LENDER              BORROWER        AMOUNT
-----------------------------------------------------------------------------------------------
17.  VML Vehicle           9/24/96  First Union         Vistana         Non-revolving line
     Loan                           National Bank of    Management,     of credit with
                                    Florida             Ltd.            maximum principal
                                                                        amount not to
                                                                        exceed $895,000.
                                                                        On April 5, 1997,
                                                                        any outstanding
                                                                        advances are
                                                                        converted into a
                                                                        term loan
-----------------------------------------------------------------------------------------------
18.  VDL Vehicle              2/94  First Union         Vistana         Non-revolving line
     Loan                           National Bank       Development,    of credit with
                                                        Ltd.            maximum principal
                                                                        amount not to
                                                                        exceed $170,000.
===============================================================================================

                                 Schedule D-4

                                   SCHEDULE E


                        Certain Consolidation Agreements
                        --------------------------------



1.  Registration Rights Agreement dated February 10, 1997;


2. Employment Agreements between the Company and each of Raymond L. Gellein, Jr., Jeffrey A. Adler, Matthew E. Avril, John M. Sabin, Carol A. Lytle and Susan Werth, each dated as of February 10, 1997;

3.  Vistana, Inc. Stock Plan (the "Stock Plan") dated December 7, 1996;

4.  The Non-Qualified Stock Option Agreements under the Stock Plan;

5.  Vistana, Inc. Employee Stock Purchase Plan dated as of December 26, 1996;

6.  The Vistana, Inc. Indemnification Agreements dated December 16, 1996; and

7. Amended and Restated Subscription Agreement relating to the Formation Transactions.


                                 Schedule E-1

                                                                       EXHIBIT A

     Opinion of counsel for the Company, or, for matters regarding Timeshare Laws, of special counsel specified in the Prospectus and acceptable to the Representatives, to be delivered pursuant to Section 5(d) of the Underwriting Agreement.

     References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date.

     (i) The Company has been duly incorporated and is validly existing as a corporation and its status is active under the laws of Florida.

     (ii) The Company has corporate power and authority to own, lease and operate its Resorts and other properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of Resorts or other property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

     (iv) Each Affiliated Company has been duly incorporated and is validly existing as a corporation in good standing (or its status is active, as applicable) under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Each Affiliated Partnership and each Related Partnership has been duly formed and is validly existing as a partnership in good standing under the laws of the jurisdiction of its formation, with full power and authority (partnership and other) to own, lease and operate its properties and to conduct its business as described in the Prospectus and, to the best knowledge of such counsel, is duly qualified as a foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

     (v) All of the issued and outstanding capital stock of each such Affiliated Company has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or, to the best knowledge of such counsel, any pending or threatened claim.

     (vi) The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform to the descriptions thereof set forth in the Prospectus. All of the outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and, to the best of such counsel's knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the articles of incorporation and by-laws of the Company and the Business Corporation Act of the State of Florida. The description of the Company's Stock Plan and Employee Stock Purchase Plan, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

     (vii) No shareholder of the Company or any other person has any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Company.

     (viii) The Underwriting Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms except as rights to indemnification thereunder may be limited by applicable law and, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (ix) The Common Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein and payment and cancellation of all applicable Florida documentary stamp taxes, will be validly issued, fully paid and nonassessable.

     (x) Each of The Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To the best knowledge of such counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

     (xi) The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, statistical data included therein or derived therefrom and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act.

     (xii) The Common Shares have been approved for listing on the Nasdaq National Market.

     (xiii) The statements in the Prospectus under the heading "Description of Capital Stock" and "Shares Eligible for Future Sale" insofar as such statements constitute matters of law, summaries of legal matters, the Company's articles of incorporation or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

     (xiv) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

     (xv) The Company and each entity which owns a Resort has obtained all necessary approvals and permits from the timeshare authority of the state in which the subject Resort is located necessary to offer for sale and sell timeshare interests and offer purchase money financing in connection with such sales in accordance with the applicable laws and regulations of the state in which the Resort is located governing the marketing and sale of timeshare interests in real property and all other states where timeshare interests are offered.

     (xvi) To such counsel's knowledge, here are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.

     (xvii) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

     (xviii) The execution and delivery of the Underwriting Agreement and each Consolidation Agreement by the Company and the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered) and the transactions contemplated thereunder and by the Prospectus, including the Formation Transactions, (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the articles of incorporation, by-laws, partnership agreement, certificate of partnership or other organization documents, as applicable, of the Company, any Affiliated Entity or any Related Partnership; (iii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary, any Affiliated Entity, any Related Partnership or any Resort pursuant to any Existing Instrument including, without limitation, those listed in Schedule C, except for such conflicts, breaches, Defaults, Debt Triggering Events, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change; and the Company has procured written consents to that effect from every party to any Existing Instrument who is authorized thereunder to declare or decide upon such conflicts, breaches, Defaults, Debt Triggering Events, liens, charges or encumbrances; (iv) will not otherwise require the consent of any party to any Existing Instrument, except such consents as have been obtained; and (v) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, any subsidiary, any Affiliated Entity, any Related Partnership or any of the Resorts, except where failure to be in compliance with such law, regulation or decree would not cause a Material Adverse Change.

     (xix) The consummation of the Formation Transactions does not constitute a roll-up transaction as such term is defined in Item 901(c) of Regulation S-K of the Rules and Regulations. All of the shares of Common Stock to be issued by the Company in connection with the Formation Transactions other that the Common Shares to be sold to the Underwriters are exempt from registration under the Securities Act.

     (xx) Each of the Consolidation Agreements, including, without limitation, those listed in Schedule D, has been, or prior to the consummation of the Offering and the Formation Transactions will be, duly authorized, executed and delivered by the parties thereto and constitutes a valid and binding agreement of the parties thereto; and neither the Company, nor any of the Affiliated Companies, nor any of the Related Partnerships nor, to the best of such counsel's knowledge, any other party is, or upon the consummation of the Offering and the Formation Transactions will be, in breach of or default under any Consolidation Agreement. Each of the Consolidation Agreements constitutes the legally valid and binding obligation of the Company and the other parties thereto, enforceable against the Company and such parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

     (xxi) Upon consummation of the Formation Transactions, every partnership that owns a Resort will be directly or indirectly a wholly-owned subsidiary of the Company. Upon consummation of the formation transactions, every partnership that owns a Resort will have only one general partner and that general partner will be directly or indirectly a wholly-owned subsidiary of the Company.

     (xxii) Each of the Trust Agreements (i) has been duly authorized, executed and delivered by all necessary parties, (ii) creates a valid and binding fiduciary relationship under the applicable state law, and (iii) confers upon Raymond L. Gellein, Jr. or Jeffrey A. Adler, as the case may be, (1) all requisite legal right, power and authority to sell such shares as contemplated by the Underwriting Agreement, (2) all requisite legal right, power and authority to vote such shares in his sole discretion, which right, power and authority is subject to no time limits, and (3) all requisite legal right, power and authority to enter into the Underwriting Agreement and the Consolidation Agreements, as applicable, on behalf of such trust and the beneficiaries thereunder and to carry out the transactions contemplated thereby. To the best knowledge of such counsel, other than the Trust Agreements, the Underwriting Agreement, the Powers of Attorney, the Custody Agreements, the Subscription Agreement, the Registration Rights Agreement and the Shareholder Agreement, there are no agreements relating to any shares of Common Stock held under the Trust Agreements or control thereof.

     (xxiii) The Company is not, and after receipt of payment for the Common Shares will not be, an "investment company" within the meaning of Investment Company Act.

     (xxiv) Except as disclosed in the Prospectus under the caption "Shares Eligible for Future Sale", to the best knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, other than the Selling Shareholders, except for such rights as have been duly waived.

     (xxv) Neither the Company nor any Affiliated Entity nor any Related Partnership is in violation of its articles of incorporation or by-laws or other organizational document, any applicable law, including, without limitation, any Environmental Law or any Timeshare Law, administrative regulation or administrative or court decree or is in Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing Instrument, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Registration Statement or any amendments thereto, at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data contained therein or derived therefrom, included or incorporated by reference in the Registration Statement or the Prospectus or any amendments or supplements thereto).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                                                       EXHIBIT B

     The opinion of such counsel pursuant to Section 5(h) shall be rendered to the Representatives at the request of the Company and shall so state therein. References to the Prospectus in this Exhibit B include any supplements thereto at the Closing Date.

     (i) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (ii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, the Underwriting Agreement, its Custody Agreement, the Shareholder Agreement, the Indemnity Agreement, and its Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, the articles of incorporation or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of such Selling Shareholder, or violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

     (iii) Such Selling Shareholder has good and valid title to all of the Common Shares which may be sold by such Selling Shareholder under the Underwriting Agreement and has the legal right and power, and all authorizations and approvals required under the applicable Trust Agreement or other organizational documents, as the case may be, to enter into the Underwriting Agreement and its Custody Agreement and its Power of Attorney, to sell, transfer and deliver all of the Common Shares which may sold by such Selling Shareholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement, its Custody Agreement and its Power of Attorney.

     (iv) Each of the Custody Agreement, the Shareholder Agreement, the Indemnity Agreement and Power of Attorney of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

     (v) Each of the Trust Agreements (i) has been duly authorized, executed and delivered by all necessary parties, (ii) creates a valid and binding fiduciary relationship under the applicable state law, (iii) confers upon Raymond L. Gellein, Jr. or Jeffrey A. Adler, as the case may be, (1) all requisite legal right, power and authority to sell such shares as contemplated by the Underwriting Agreement, (2) all requisite legal right, power and authority to vote such shares in his sole discretion, which right, power and authority is subject to no time limits, and (3) all requisite legal right, power and authority to enter into the Underwriting Agreement and the Consolidation Agreements, as applicable, on behalf of such trust and the beneficiaries thereunder and to carry out the transactions contemplated thereby and (iii) is a valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. To the best knowledge of such counsel, other than the Trust Agreements, the Subscription Agreement, the Registration Rights Agreement and the Shareholders' Agreement, there are no agreements relating to any shares of Common Stock held under the Trust Agreements or control thereof.

     (vi) Assuming that the Underwriters purchase the Common Shares which are sold by such Selling Shareholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Common Shares pursuant to the Underwriting Agreement will pass good and valid title to such Common Shares, free and clear of either any security interest, mortgage, pledge, lieu encumbrance or other claim.

     (vii) No consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities or blue sky laws, and from the NASD.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of California, the laws of the State of New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders and public officials.

                                                                       EXHIBIT C


[Date]

Montgomery Securities
Smith Barney Inc.
 As Representatives of the Several Underwriters
c/o Montgomery Securities
600 Montgomery Street
San Francisco, California 94111


RE:  Vistana, Inc. (the "Company")


Ladies & Gentlemen:

          The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering") for which you will act as the representatives of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

          In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Montgomery Securities (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing (collectively for purposes of this paragraph, "Sales"), for a period commencing on the date hereof and continuing through the close of trading on the date 180 days after the date of the Prospectus; provided, however, that Sales to family members in connection with bona fide estate planning of the undersigned and transfers to or from any grantor retained annuity trusts shall be allowed without the prior written consent of Montgomery Securities (provided advance written notice is provided to Montgomery Securities) and provided further that such transferees shall be bound by this agreement and shall agree not to make any Sales for the remainder of such 180 day period without the prior written consent of Montgomery Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

          With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

          This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.



-------------------------------------------
Printed Name of Holder



By:
    ---------------------------------------
    Signature



-------------------------------------------
Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)



                                      C-2